UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2026

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

301 Grant Street, Suite 2000, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On June 29, 2026, remarks delivered at a Federal Home Loan Bank of Pittsburgh (Bank) Member Appreciation event included statements that:

•
the Bank’s current advances balance is “in the $70s”, meaning that the Bank’s current advances balance has increased materially from the balance of $46.5 billion reported in the Bank’s unaudited condensed financial results for the first quarter 2026 announced on April 23, 2026;
•
the Bank has issued $2.5 billion of advances indexed to the Secured Overnight Finance Rate (SOFR) with shorter maturity terms, which was an enhanced SOFR advance product offering that the Bank launched in June 2026; and
•
the Bank expects to declare a dividend with a higher annualized dividend rate paid to stockholders based on their average balances for the second quarter 2026.

The Bank is making this disclosure to address Regulation FD requirements in the case of an inadvertent disclosure of material nonpublic information regarding the Bank or its securities to persons outside the Bank, including stockholders.

The Bank anticipates reporting its financial results for the quarter and six months ended June 30, 2026, and announcing the declaration of a dividend to stockholders (based on average capital stock balances for the second quarter 2026) by the Bank’s Board of Directors, on or about July 23, 2026. Any anticipated declaration of a dividend is not a guarantee or a commitment by the Bank regarding the payment of any future dividends or the level of future dividend rates. Market conditions may be unpredictable and their impact on the Bank’s results of operations and financial condition, as well as any changes in applicable regulatory or other requirements, may affect the Bank’s ability to declare dividends or to pay dividends at such anticipated rates.

The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

The information provided pursuant to Item 7.01 contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements describing the objectives, projections, estimates, or predictions of the future of the Bank. These statements may use forward-looking terms, such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “likely,” or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risks and uncertainties, and as such, actual results could differ materially from those that the statements express or imply due to factors such as: economic and market conditions, including, but not limited to, conditions in real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments. Discussion of risks that might cause the Bank’s financial condition and results of operations to differ from these forward-looking statements are provided in detail in the Bank’s filings with the Securities and Exchange Commission, which are available at https://www.sec.gov. Forward-looking statements speak only as of the date made, and the Bank has no obligation, and does not undertake publicly, to update or revise any forward-looking statement for any reason.

Description

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

June 30, 2026	By:	/s/ Edward V. Weller
Name: Edward V. Weller
Title: Chief Financial Officer